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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 14, 2000



                               ILEX ONCOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                  0-23413                              94-3123681
         ------------------------             ---------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


4545 Horizon Hill Blvd., San Antonio, Texas               78229
 ----------------------------------------               ----------
 (Address of Principal Executive Offices)               (Zip Code)


                                 (210) 949-8200
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On December 14, 2000, ILEX Oncology, Inc. issued a press release regarding the recommendations of the Oncologic Drugs Advisory Committee to the U.S. Food and Drug Administration on CAMPATH(R). The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

Item 7 (c).  Exhibits.

         Exhibit 99.1 Press Release dated December 14, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILEX ONCOLOGY, INC.



                                       By   /s/ Gregory L.  Weaver
                                            ----------------------------------
                                            Gregory L. Weaver
                                            Vice President and Chief Financial
                                              Officer


DATE: December 14, 2000



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
--------                 -----------
  99.1                   Press Release